Exhibit 99.2

Fourth Quarter 2020 Earnings Presentation February 23, 2021 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID-19”) pandemic, including the effects of related public health concerns and the impact of continued actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices, supply and demand considerations, and storage capacity; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is expected to be filed with the SEC on February 23, 2021. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted net income, and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, adjusted net income, free cash flow, adjusted earnings, adjusted cash costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, adjusted EBITDAX reconciliation is shown on page 15 of the presentation, adjusted net income reconciliation is shown on page 16, adjusted earnings reconciliation is shown on page 17 and adjusted cash costs and adjusted cash operating margin reconciliations are shown on page 10. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 4Q and Full Year 2020 Highlights 3 • Will commence paying a semi-annual dividend in 2021. • Generated adjusted EBITDAX of $98.1 million versus our D&C Capital of $39.6 million, or just 40% of adjusted EBITDAX, during the 4th quarter. For 2020, Magnolia generated $338.6 million of adjusted EBITDAX with total D&C capital of $194.9 million or 58% of adjusted EBITDAX and inline with our business model. • Generated free cash flow of $44.3 million during the fourth quarter and $87.4 million for the year. • Ended the 4th quarter 2020 with $193 million of cash on the balance sheet and an undrawn $450 million revolver, providing MGY with $643 million(1) of liquidity. • Production increased 12% sequentially led by the Giddings area. Giddings production increased 39% with oil production increasing 70% sequentially. • At Giddings, Magnolia has 20 horizontal wells in the 70,000 acre initial core area. These wells have an average 90-day production rate of 846 bbls/d of oil production and 4.7 MMcf/d of natural gas. • Had a successful two-well step-out approximately 20 miles outside the initial core area at Giddings. These wells had an average per well, 90-day production rate of 543 bbl/d of oil and 7.3 MMcf/d of natural gas. • Magnolia repurchased 2.4 million shares (about 1% of the total share count) at an average price of $6.62/share during the 4th quarter. During 2020, Magnolia repurchased 4.5 million shares at an average price of $6.41/share. (1) Liquidity defined as cash plus availability under revolving credit facility.

Cash Flow Allocation Matches Magnolia’s Business Model 4 (Percentage of Operating Cash Flow (1) – Since Inception - 7/31/18 thru 12/31/20) (1) Operating Cash Flow is cash flow from operations before changes in working capital. Drilling & Completions 60% Acquisitions 26% Share Repurchases 8% Cash Build 6%

Giddings Field – Appraisal to Development

- MGY has identified some contiguous acreage blocks which have produced consistent results to date
  - One of these areas comprises ~70,000 acres which we have 20 wells with 90+ days of production

Current		Previous	
	90-Day		90-Day
Well Count	20	**Well Count**	14
Bopd	846	**Bopd**	783
Boe/d (2-Stream)	1,621	**Boe/d (2-Stream)**	1,557

- 2020 was a transition year, moving from appraisal drilling to multi-well pad drilling in our early-stage development area
  - Reduced well costs by more than 25% to $6.2 million through efficiencies and cost reductions
- Highlights of early-stage development program:
  - Multi-well pads
  - Expect 2021 wells to average completed well cost of $6 million
  - Continued delineation: 20 – 24 well program planned for 2021
- Benefits of Giddings:
  - Low entry costs and high economic returns
  - Shallower production declines
  - High EURs with improving F&D Costs



Magnolia Acreage
BURLESON
LEE
WASHINGTON
FAYETTE
AUSTIN
COLORADO
0
5
10 Miles

Note: All MGY Giddings acreage not displayed on map.

5

Magnolia Oil & Gas – 4Q 2020 Key Metrics 6 Adj. Net Income (1) & Adj. EPS (1) Total Production 60.6 Mboe/d (12% sequential growth) Adjusted EBITDAX (1) $98.1 Million D&C Capex $39.6 Million 40% of Adj. EBITDAX Free Cash Flow (1) $44.3 million Giddings Production 28.3 Mboe/d (39% sequential growth) (70% sequential oil growth) (1) Adjusted EPS, Adjusted Net Income, Free Cash Flow and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 17, 16, 14 and 15. $39.3 million $0.15/share

4Q 2020 Cash Flow Summary 149 90 27 16 16 41 193 Cash 9/30/20 CFFO Ironwood Sale Changes in WC Common Stock Repurchases DC&F Capital Cash 12/31/20 (1) Cash flow from operations before changes in working capital. (2) Includes $11 million decrease in working capital and $5 million decrease in capital accruals which are included in the investing activities of the statement of cash flows. ($ In Millions) (1) (2) 7

Magnolia Oil & Gas – Summary Balance Sheet 8 (in thousands) December 31, 2020 December 31, 2019 Cash $192,561 $182,633 Current assets 88,965 110,585 Property, plant and equipment, net 1,149,527 3,116,757 Other assets 22,367 56,431 Total assets $1,453,420 $3,466,406 Current liabilities $128,949 $175,208 Long-term debt, net 391,115 389,835 Other long-term liabilities 93,934 172,834 Total equity 839,422 2,728,529 Total liabilities and equity $1,453,420 $3,466,406

4Q20 Capital Structure and Liquidity Overview 9 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 17% ‒ Net Debt / Q4 Annualized adjusted EBITDAX of 0.5x • Current Liquidity of $643 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Capitalization Summary As of 12/31/2020 Cash and Cash Equivalents $193 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $839 Net Debt / Q4 Annualized Adjusted EBITDAX 0.5x Net Debt / Total Book Capitalization 17% Liquidity Summary As of 12/31/2020 Cash and Cash Equivalents $193 Credit Facility Availability $450 Liquidity (1) $643 $450 $400 2020 2021 2022 2023 2024 2025 2026 Borrowing Base Credit Facility Borrowings (as of 12/31/20) $0 6.00% Senior Unsecured Notes

Magnolia Oil & Gas – Margin and Cost Structure 10 (1) Exploration expense excludes unproved property impairment of $2.4 million, or $0.42 per boe, and $0.6 million, or $0.10 per boe, for the 4th quarters of 2020 and 2019, respectively. (2) General & administrative expense excludes non-cash stock based compensation of $1.1 million, or $0.20 per boe, and $2.7 million, or $0.43 per boe, for the 4th quarters of 2020 and 2019. Lease operating expenses excludes non-cash stock based compensation of $0.1 million, or $0.01 per boe for the 4th quarter of 2020. (3) Interest Expense excludes amortization of deferred financing costs of $0.9 million, or $0.16 per boe, and $0.9 million, or $0.14 per boe, for the 4th quarters of 2020 and 2019, respectively. (4) Adjusted cash costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Revenue $26.76 $36.54 Total Cash Costs: Lease Operating Expenses (1) (3.20) (3.66) Gathering, Transportation & Processing (1.45) (1.42) Taxes Other Than Income (1.50) (2.05) Exploration Expense (2) (0.25) (0.33) General & Administrative Expense (1) (3.11) (2.24) Interest Expense, net (3) (1.16) (0.93) Total Adjusted Cash Costs(4) ($10.67) ($10.63) Adjusted Cash Operating Margin(4) $16.09 $25.91 Depreciation, Depletion, and Amortization (8.08) (21.89) Full Cycle Costs ($18.75) ($32.52) Full Cycle Margin $8.01 $4.02

Proved Developed Reserves Detail 11 (In thousands) For the Year Ended December 31, 2020 Costs incurred: Proved property acquisition costs $49,246 Unproved properties acquisitions costs 25,966 Total acquisition costs $75,212 Exploration and development costs 188,352 Total costs incurred $263,564 Less: Total acquisition costs ($75,212) Less: Asset retirement obligations $12,839 Less: Exploration expense ($3,334) Less: Leasehold acquisition costs ($2,966) Drilling and completion capital (A) $194,891 Proved developed reserves: Beginning of period 86.8 End of period 85.8 Increase (decrease) in proved developed reserves (1.0) Production (B) 22.6 Increase in proved developed reserves plus production 21.6 Less: Purchase of reserves in place (2.0) Less: Price-related revisions 10.8 Increase in proved developed reserves, excluding acquisitions and price-related revisions (C) 30.4 Organic proved developed F&D cost per boe (A)/(C) $6.41 Reserve replacement ratio (C)/(B) 135%

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~440,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics	
Trading Symbol (NYSE)	MGY
Share Price as of 2/19/2021	$10.11
Common Shares Outstanding [(1)]	249.1 million
Market Capitalization	$2.5 billion
Long-term Debt – Principal	$400 million
Cash as of 12/31/2020	$193 million
Total Enterprise Value	$2.7 billion

Operating Statistics	Karnes	Giddings	Total
Net Acreage	23,513	436,885	460,398
4Q20 Net Production (Mboe/d) [(2)]	32.3	28.3	60.6

~460,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Bastrop
Austin
Harris
Walker
Bexar
Uvalde
Medina
Wilson
Karnes
WILSON
DE WITT
KARNES
GOLIAD
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes other production not located in the Giddings Field.

13

Free Cash Flow Reconciliation 14 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Free Cash Flow Reconciliation For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Net cash provided by operating activities $79,122 $159,007 Add back: net changes in operating assets and liabilities 11,133 3,863 Cash flows from operations before changes in operating assets and liabilities $90,255 $162,870 Additions to oil and natural gas properties (40,532) (73,657) Changes in working capital associated with additions to oil & gas properties (5,382) 3,481 Free cash flow(1) $44,341 $92,694

Reconciliation of Net Income to Adjusted EBITDAX 15 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Net income $42,012 $13,631 Exploration expense 3,744 2,724 Asset retirement obligation accretion 1,315 1,416 Depreciation, depletion and amortization 45,080 137,629 Amortization of intangible assets 3,626 3,626 Interest expense, net 7,353 6,745 Income tax expense - 2,311 EBITDAX (1) $103,130 $168,082 Non-cash stock based compensation expense $1,158 $2,713 Unrealized (gain) on derivatives, net ($2,485) - (Gain) on sale of equity method investment ($5,071) - Inventory write down $1,386 - Adjusted EBITDAX (1) $98,118 $170,795

Adjusted Net Income Reconciliation 16 (1) Represents corporate income taxes at an assumed effective tax rate of 0% and 22% for the quarters ended December 31, 2020 and 2019, respectively. (2) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Net income $42,012 $13,631 Income tax expense - $2,311 Income Before Income Taxes 42,012 15,942 Adjustments: Impairment of unproved properties 2,370 - Unrealized (gain) on derivatives, net (2,485) - (Gain) on sale of equity method investment (5,071) - Inventory write down 1,386 - Seismic purchases 1,100 - Adjusted income tax expense (1) - 3,475 Adjusted Net Income (2) $39,312 $12,467 (in thousands) Total Share Count For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Diluted weighted average of Class A Common Stock outstanding during the period 169,326 171,647 Weighted average shares of Class B Common Stock outstanding during the period (3) 85,790 90,942 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 255,116 262,589

Adjusted Earnings Reconciliation 17 (1) Adjusted earnings is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended December 31, 2020 Per Share Diluted EPS For the Quarter Ended December 31, 2019 Per Share Diluted EPS Net income attributable to Class A Common Stock $27,745 $0.16 $8,115 $0.05 Adjustments: Impairment of unproved properties (1) 2,370 0.01 -- Unrealized (gain) on derivatives, net (2,485) (0.01) -- (Gain) on sale of equity method investment (5,071) (0.03) -- Inventory write down 1,386 0.01 -- Seismic purchases 1,100 0.01 -- Noncontrolling interest impact of adjustments 917 --- Adjusted net income attributable to Class A Common Stock (1) $25,962 $0.15 $8,115 $0.05

Magnolia Oil & Gas – Operating Highlights 18 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended December 31, 2020 For the Quarter Ended December 31, 2019 Production: Oil (MBbls) 2,646 3,251 Natural gas (MMcf) 10,168 10,689 Natural gas liquids (MBbls) 1,237 1,254 Total (Mboe) 5,577 6,287 Average daily production: Oil (Bbls/d) 28,756 35,337 Natural gas (Mcf/d) 110,522 116,185 Natural gas liquids (Bbls/d) 13,440 13,630 Total (Mboe) 60,617 68,331 Revenues (in thousands): Oil revenues $106,738 $187,972 Natural gas revenues 23,010 22,537 Natural gas liquids revenues 19,487 19,200 Total Revenues $149,235 $229,709 Average Sales Price: Oil (per Bbl) $40.34 $57.82 Natural gas (per Mcf) 2.26 2.11 Natural gas liquids (per Bbl) 15.75 15.31 Total (per Boe) $26.76 $36.54 NYMEX WTI (per Bbl) $42.67 $56.96 NYMEX Henry Hub (per Mcf) 2.66 2.50 Realization to benchmark: (1) Oil (% of WTI) 95% 102% Natural gas (% of Henry Hub) 85% 84%

Magnolia Oil & Gas – Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended December 31, 2020 Three Months Ended December 31, 2019 Production: Oil (MBbls) 2,646 1,862 784 3,251 2,740 511 Natural gas (MMcf) 10,168 3,463 6,705 10,690 4,207 6,483 Natural gas liquids (MBbls) 1,237 526 711 1,254 692 562 Total (Mboe) 5,577 2,965 2,612 6,287 4,133 2,154 Average Daily Production Volume: Oil (MBbls/d) 28.8 20.3 8.5 35.3 29.8 5.5 Natural gas (MMcf/d) 110.5 37.6 72.9 116.2 45.7 70.5 Natural gas liquids (MBbls/d) 13.4 5.7 7.7 13.6 7.5 6.1 Total (MBoe/d) 60.6 32.3 28.3 68.3 44.9 23.4